Guidance ï Vision ï Experience	American Beacon Zebra Large Cap Equity Fund	Ticker Symbol: A: AZLAX Institutional: AZLIX Y: AZLYX Investor: AZLPX

SUMMARY PROSPECTUS	JUNE 1, 2010 (Supplemented August 23, 2010)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus dated June 1, 2010 and supplemented August 23, 2010 and statement of additional information, dated June 1, 2010, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 11 of the prospectus.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	Institutional	Y	Investor
Maximum sales charge imposed on purchases	5.75%	None	None	None
(as a percentage of offering price)
Maximum deferred sales charge load	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	Share classes
	A	Institutional	Y	Investor
Management fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%
Other expenses[1]	1.13%	0.88%	0.98%	1.26%
Total annual fund operating expenses	1.78%	1.28%	1.38%	1.66%
Expense Waiver and Reimbursement/ (Recoupment)	0.49%	0.49%	0.49%	0.49%

Total fund operating expenses after expense waiver and reimbursement[2]	1.29%	0.79%	0.89%	1.17%

[1]	Based on estimated expenses expected to be incurred for the fiscal year ending August 31, 2010.

[2]	The Manager has contractually agreed to waive and/or reimburse the A Class, Institutional Class, Y Class, and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through June 1, 2011 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class, 0.79% for the Institutional Class, 0.89% for the Y Class, and 1.17% for the Investor Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Share classes
	1 year	3 years
A	$699	$1,058
Institutional	$81	$357
Y	$91	$389
Investor	$119	$476

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of March 31, 2010, the market capitalizations of the companies in the Russell 1000 Index ranged from $218 million to $326.8 billion.

The Fund’s subadviser, Zebra Capital Management, LLC (“Zebra”), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity

Summary Prospectus ï June 1, 2010	American Beacon Zebra Large Cap Equity Fund

premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock’s trading activity and price rise.

Zebra chooses the securities that comprise the Fund’s portfolio first by identifying stocks with strong fundamentals (i.e. earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Foreign Investing Risk
Investing in the securities of foreign companies and American Depository Receipts (“ADRs”), to a lesser extent, carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may not realize the liquidity premium or have to sell at a loss.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Securities Selection Risk
Securities selected by the sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s sub-advisor is:

►	Zebra Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (2010)
Wyatt L. Crumpler Vice President, Asset Management	Since Fund Inception (2010)
Adriana R. Posada Sr. Portfolio Manager	Since Fund Inception (2010)

Zebra Capital Management , LLC

Roger Ibbotson, Ph.D. Chief Investment Officer	Since Fund Inception (2010)
Zhiwu Chen, Ph.D. Chief Research Officer	Since Fund Inception (2010)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange A Class, Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares of all classes offered in this

Summary Prospectus ï June 1, 2010	American Beacon Zebra Large Cap Equity Fund

prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class and Investor Class shares. The minimum subsequent investment by wire is $500 for Investor and A Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï June 1, 2010	American Beacon Zebra Large Cap Equity Fund

Summary Prospectus ï June 1, 2010	American Beacon Zebra Large Cap Equity Fund